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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 30, 1999

                               GENERAL MAGIC, INC.
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             (Exact name of registrant as specified in its charter)

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
          DELAWARE                                                      77-0250147
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(State or other jurisdiction        (Commission File Number)           (I.R.S. Employer
      of incorporation)                                             Identification Number)
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                420 NORTH MARY AVENUE SUNNYVALE, CALIFORNIA 94086
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:      (408) 774-4000
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS

        Effective July 30, 1999, we entered into a common stock investment agreement with Cripple Creek Securities, LLC. The investment agreement provides for an equity line of credit arrangement. The equity line of credit will be available to us during the period beginning August 25, 1999 and ending August 24, 2001. During that period, we may require Cripple Creek to purchase, from time to time, an aggregate of up to $20,000,000 of common stock. In addition, Cripple Creek will have a right, at its sole discretion, to purchase up to an additional $6,000,000 of common stock during the term of the equity line of financing.

        Draw downs. We may draw down on the equity line beginning on August 25, 1999 and approximately every 31 business days thereafter by providing a written notice to Cripple Creek. The draw down notice must set forth a dollar amount of shares we intend to sell to Cripple Creek. The dollar amount may not exceed $5,000,000. In addition, we may, at our sole discretion, specify a minimum purchase price per share in the draw down notice. However, the minimum price may not be less than $2.00.

        Conditions to draw downs and Cripple Creek's obligation to purchase. Our right to draw down on the equity line and Cripple Creek's obligation to purchase shares of common stock is subject to conditions. These conditions include:

        o the closing bid price of the common stock on the business day immediately preceding a draw down notice must be at least $2.00 per share;

        o a registration statement, together with the required prospectus supplement, must be available for the sale of the shares of common stock to be issued and sold;

        o the common stock must be listed on The American Stock Exchange, Inc., The New York Stock Exchange, Inc., the Nasdaq National Market or the Nasdaq SmallCap Market and we must not have been notified of any delisting action;

        o  there shall not have occurred any of the following:

           o a consolidation, merger or other business resulting in a change of control;

           o  sale of all or substantially all of our assets; or

           o a purchase, tender or exchange offer accepted by holders of more than 50% of our common stock;

        o we must be in compliance with all of our obligations under the investment agreement and a related registration rights agreement;

        o there shall be no event outstanding that would trigger the redemption rights of the holders of the Series D Convertible Preferred Stock under the certificate of designations; and

        o Cripple Creek shall have received a legal opinion from our independent counsel and a letter from our independent auditors.

        Amount required to be purchased by Cripple Creek on each draw down. Upon receipt of a draw down notice, Cripple Creek will be required to purchase an amount, referred to as the required amount, equal to the lesser of:

        o the dollar amount specified in such draw down notice, as reduced in the manner specified below;

        o 10% of the sum of the daily trading dollar volume during the 20 consecutive business days immediately following the receipt of the draw down notice; and

        o 7.5% of the sum of the daily trading dollar volume during the 25 consecutive business days immediately preceding the date of the sale and purchase of shares.

        The dollar amount specified in any draw down notice will be decreased by 1/20th of such specified amount for each business day:

        o during the 20 business days immediately following Cripple Creeks' receipt of the draw down notice on which the weighted average price of the common stock is less than 103.093% of the greater of:

           o the minimum price designated by us in the draw down notice, if any, and

           o  $2.00.

        o during the 25 business days following the receipt of the draw down notice that a registration statement is not available for the issuance and sale of the shares.

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        In addition, Cripple Creek will not be obligated to purchase shares if the number of shares which Cripple Creek has a right to purchase, along with the number of shares beneficially owned by it and its affiliates, would exceed 4.99% of the number of shares of common stock outstanding.

        Timing of the purchase of shares by Cripple Creek pursuant to any draw down notice. Cripple Creek may purchase portions of the required amount for any draw down from time to time during a purchase period of 25 business days after it receives a draw down notice by providing a written notice to us. However, if Cripple Creek has not elected to purchase the full required amount for such draw down by the end of the 25th business day, it will be deemed to have provided a notice to purchase the remaining amounts on the 25th business day.

        During the purchase period for any draw down, Cripple Creek will have a right to purchase up to an additional 30% of the amount requested by us in the draw down notice, for an aggregate of $6,000,000 throughout the term of the equity line.

        Purchase Price. The purchase price of the shares of common stock will be set at the greater of:

        o 97% of the weighted average price of the common stock for the five consecutive trading days ending and including the date of Cripple Creek's notice to purchase shares,

        o the minimum price designated by us in the draw down notice, if any, or

        o  $2.00.

        Cripple Creek's repurchase right upon certain events. Cripple Creek will have a right to require us to repurchase all or any of the shares of common stock issued to Cripple Creek within the 40 business days immediately preceding the exercise of this repurchase option. This repurchase right is triggered if during the 25 business days after Cripple Creek receives our first draw down notice, or 35 business days after each subsequent draw down notice,

        o a registration statement is not available for the sale of the shares, or

        o the common stock is not listed on AMEX, NYSE, the Nasdaq National Market or the Nasdaq SmallCap Market

        The repurchase option must be exercised within 30 days of any of these events. The repurchase price will be equal to the highest closing bid price during the period beginning on the date of such event and ending on the date Cripple Creek exercises its repurchase option.

        Termination of the equity line. The equity line will automatically terminate upon the earlier of the date on which Cripple Creek has purchased an aggregate of $20,000,000 in common stock, apart from the additional $6,000,000 which may be purchased by Cripple Creek at its sole discretion, and August 24, 2001. In addition, Cripple Creek may terminate the equity line at any time the common stock is not listed on AMEX, NYSE, the Nasdaq National Market or the Nasdaq SmallCap Market.

        The foregoing description is qualified in its entirety by the Common Stock Investment Agreement, dated as of July 30, 1999, and the exhibits thereto, and by the Registration Rights Agreement, dated as of July 30, 1999, and the exhibits thereto, copies of which are attached as exhibits to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

        (b)     PRO FORMA FINANCIAL INFORMATION. Not applicable.

        (c)     EXHIBITS.

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                Exhibit No.   Description
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
                    4.1 Common Stock Investment Agreement, dated as of July 30, 1999, by and between Registrant and Cripple Creek Securities, LLC

                    4.2 Registration Rights Agreement, dated as of July 30, 1999, by and between Registrant and Cripple Creek Securities, LLC

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        General Magic, Inc.

                                        By:       /s/  Mary E. Doyle
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August 3, 1999                                         Mary E. Doyle
                                               General Counsel and Secretary



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                                  EXHIBIT INDEX

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Exhibit No. Description
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
4.1 Common Stock Investment Agreement, dated as of July 30, 1999, by and among Registrant and Cripple Creek Securities, LLC

4.2 Registration Rights Agreement, dated as of July 30, 1999, by and between Registrant and Cripple Creek Securities, LLC
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